Exhibit 10.3

THIRTEENTH AMENDMENT

to the

COMPOSITE LEASE AGREEMENT

By and Between

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

and

FEDERAL EXPRESS CORPORATION

Effective as of July 26, 2021

THIRTEENTH AMENDMENT

TO THE COMPOSITE LEASE AGREEMENT

This THIRTEENTH Amendment is made and entered into as of the     26th     day of             July            , 2021, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority” or “Sponsor”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant” or “Contractor”), a corporation duly organized and existing under the laws of the State of Delaware.

W I T N E S S E T H:

WHEREAS Authority and Tenant executed a “Composite Lease Agreement”, effective January 1, 2007 which was modified by First Amendment effective September 1, 2008; a Second Amendment effective June 1, 2009; a Third Amendment effective July 1, 2009; a Fourth Amendment effective 15, 2011; a Fifth Amendment effective January 1, 2013; a Sixth Amendment effective July 1, 2014; a Seventh Amendment effective April 1, 2016; an Eighth Amendment effective April 1, 2017; a Ninth Amendment effective September 1, 2017; a Tenth Amendment effective May 1, 2018; an Eleventh Amendment effective December 1, 2018; and by Twelfth Amendment effective October 1, 2019; collectively referred to herein as the “Composite Lease Agreement”; and

WHEREAS Authority and Tenant intended the Composite Lease Agreement to represent each of 29 separate lease agreements between the parties (later increased to 35) and showed the differences among the 29 leases (later increased to 35) by attaching to the Composite Lease Agreement as “EXHIBIT A”, a schedule that identified each parcel of real property Authority leased to Tenant, the portion of the Term (as defined in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant pays to Authority for each parcel; and

WHEREAS, the parties wish to amend the Composite Lease Agreement to add a total of 109,051 square feet, identified as Ramp Access Area, more particularly identified as Parcel 36 and named in “EXHIBIT B”, which is attached hereto and incorporated by reference, thereby creating an annual increase of $ 24,471.04 for the rental cost of this land (Parcel 36), effective on the substantial completion, expected on or around May 1, 2022.

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NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:

SECTION 1.     Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this THIRTEENTH Amendment that are defined in the Composite Lease Agreement, the Special Facility Ground Lease Agreement and the Special Facility Lease Agreement shall have the respective meanings given to them in each agreement for all purposes of this THIRTEENTH Amendment.

SECTION 2.     Modification of Composite Lease and Applicable Rent. The parties amend the Composite Lease Agreement to reflect the addition of Parcel 36 as described in the attached property listing as shown on “EXHIBIT B”. As of the Effective Date, the parties incorporate the attached surveys and legal descriptions of Parcel 36 to be part of “EXHIBIT B” to the Composite Lease Agreement, and the parties substitute the table attached to this Amendment for the table included as part of “EXHIBIT A” to the Composite Lease Agreement. The substitution of that table will accomplish the following:

(a)     Effective on the earlier of the Parcel 36 “Substantial Completion Date” (as defined in Section 3(c) below), Tenant’s annual rent will be increased by an amount equal to the product achieved by multiplying the area of Parcel 36 by $0.2244 as follows:

Location	Sq. Ft	Rate	Annual Rent
Ramp Access Area	109,051	$0.2244	$24,471.04

(b)     The rent, as adjusted in accordance with the foregoing, will continue to be subject to adjustment in accordance with the terms of Section 2.03(a)(i) of the Composite Lease Agreement.

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SECTION 3.    Improvements by Tenant

(a)     Effective on             July 26            , 2021, Authority hereby grants to Tenant for use by Tenant and its servants, agents, employees and independent contractors working on or in connection with Tenant’s alterations of the improvements located on Parcel 36, making it suitable for Tenant’s use (“Tenant’s Work”), all necessary or appropriate rights of reasonable access, ingress and egress to and from Parcel 36, and the right to do all such other things as may be incidental to Tenant’s Work.

(b)     Tenant shall obtain, at Tenant’s sole expense, all certificates and approvals relating to Tenant’s Work. Tenant shall make, at least, all improvements to Parcel 36 as listed below at no cost to Authority.

(c)     The Substantial Completion Date shall be defined as that date on which Tenant has commenced beneficial use of Parcel 36. Tenant’s Work and related activity during the period before the Substantial Completion Date shall not be considered the commencement of beneficial use of the premises by Tenant. However, the terms and conditions of the Composite Lease, including, without limitation, the commercial liability insurance provisions, shall apply to and be effective during such period of occupancy or access to the premises by Tenant, except for Tenant’s obligation to pay rent as provided in Section 2. Tenant’s obligation to provide for builder’s risk coverage covering the premises and improvements on Parcel 36 shall commence on             July 26            ,2021 and will be required until the Substantial Completion Date of improvements to Parcel 36.

SECTION 4.     Improvements by Authority Prior to May 1, 2021 Authority shall not make any improvements to Parcel 36 as shown on “EXHIBIT B”. As part of its work under this Section, Tenant shall (i) remain in compliance with all applicable Environmental Laws and (ii) undertake, in compliance with the rules and regulations of any Governmental Authority having jurisdiction over the Parcel 36, all required cleanup activities with respect to environmental conditions caused by, arising out of, or resulting from its use of Parcel 36.

SECTION 5.     Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.

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SECTION 6.     Effective Dates of this THIRTEENTH Amendment. This THIRTEENTH Amendment shall become effective as of             July 26, 2021            .

EXHIBIT “A” and EXHIBIT “B”, attached hereto, shall be incorporated herein by reference.

The remainder of page is intentionally left blank.

Signature page to follow.

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IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this THIRTEENTH Amendment to the Composite Lease Agreement.

MEMPHIS-SHELBY COUNTY
AIRPORT AUTHORITY		FEDERAL EXPRESS CORPORATION

By:	/s/ Scott A. Brockman	By:	/s/ R. Scott Peterson
President and Chief Executive Officer		Title: Managing Director—Properties

		Date:	July 18, 2021

Approved as to Content:

By:	/s/ Forrest B. Artz
Vice President of Finance and Administration/CFO
Date: July 26, 2021

Approved as to Form and Legality:

/s/ Amber Floyd
General Counsel

Reviewed and Approved:

/s/ Jason McBride
Director of Properties
Date: July 26, 2021

Omitted Exhibits

Exhibit A and Exhibit B to this exhibit, which are described under “Witnesseth” and in Sections 2 and 4 above, have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of Exhibit A and Exhibit B to the Securities and Exchange Commission or its staff upon request.

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